UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2010

BLOCKBUSTER INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	001-15153	52-1655102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Elm Street Dallas, Texas	75270
(Address of principal executive offices)	(Zip Code)

(214) 854-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Blockbuster Inc. (the “Company”) filed a Current Report on Form 8-K on April 7, 2010, disclosing that on March 31, 2010, in exchange for new payment terms in favor of the Company for current and future deliveries of home entertainment offerings, Blockbuster Canada Co., an indirect wholly-owned subsidiary of the Company (“BB Canada”), entered into a (i) guarantee agreement (the “Guarantee”) for the benefit of Twentieth Century Fox Home Entertainment LLC (“Fox”), Sony Pictures Home Entertainment Inc. (“Sony”) and Warner Home Video (“Warner”) (collectively, the “Studios”), pursuant to which BB Canada irrevocably guaranteed the obligations of the Company under trade agreements with the Studios, (ii) a general security agreement (the “Security Agreement”) for the benefit of the Studios pursuant to which BB Canada granted a lien on, and security interest in, substantially all of its assets, and (iii) a collateral trust agreement (the “Collateral Trust Agreement”) among the Studios and a trustee pursuant to which the trustee was appointed to act as collateral trustee for the Studios to hold, receive, maintain, administer and distribute the collateral at any time delivered to the trustee. Included as Exhibits 10.1, 10.2 and 10.3 thereto were copies of the Guarantee, the Security Agreement and the Collateral Trust Agreement, respectively. The copies of the Guarantee and the Collateral Trust Agreement were redacted pursuant to a confidential treatment request submitted by the Company to the Securities and Exchange Commission (the “SEC”).

After discussion with the SEC regarding the confidential treatment request, the Company hereby amends the Current Report on Form 8-K filed on April 7, 2010 and files amended versions of Exhibit 10.1 and 10.3 that reduce the redacted portions.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Guarantee of Blockbuster Canada Co., for the benefit of Home Trust Company, dated as of March 31, 2010.*

10.3	Collateral Trust Agreement entered into among Blockbuster Canada Co., Warner Home Video, a Division of Warner Bros. Home Entertainment Inc., Twentieth Century Fox Home Entertainment LLC, Sony Pictures Home Entertainment Inc., and Home Trust Company as Collateral Trustee, dated March 31, 2010.*

*	Portions of this document have been omitted and submitted separately with the SEC pursuant to a request for confidential treatment. Each redacted portion is indicated by a “*****.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOCKBUSTER INC.

Date: August 6, 2010	By:	/S/ THOMAS M. CASEY
Thomas M. Casey
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Guarantee of Blockbuster Canada Co., for the benefit of Home Trust Company, dated as of March 31, 2010.*

10.3	Collateral Trust Agreement entered into among Blockbuster Canada Co., Warner Home Video, a Division of Warner Bros. Home Entertainment Inc., Twentieth Century Fox Home Entertainment LLC, Sony Pictures Home Entertainment Inc., and Home Trust Company as Collateral Trustee, dated March 31, 2010.*

*	Portions of this document have been omitted and submitted separately with the SEC pursuant to a request for confidential treatment. Each redacted portion is indicated by a “*****.”